EXHIBIT 32.2

iCAD, Inc.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iCAD, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2006 (the “Report”), I, Darlene Deptula-Hicks, the Executive Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darlene M. Deptula-Hicks .
Darlene M. Deptula-Hicks
Executive Vice President of Finance and Chief Financial Officer

Date: March 22, 2007